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                                                                      EXHIBIT 23

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File Numbers 333-37051, 333-37053, 333-79323, 333-31254
and 333-40676.

                                        ARTHUR ANDERSEN LLP

Nashville, Tennessee
March 25, 2002